UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets

On July 19, 2005, the High Court of Justice for England and Wales granted an Order sanctioning the Scheme of Arrangement (“Scheme”) under which Travelocity Europe Limited, a wholly-owned indirect subsidiary of Sabre Holdings Corporation (the “Company”), is to acquire all of the shares of lastminute.com plc (“lastminute.com”) at a price of 165 pence per share.  The corresponding Order was filed today and registered at the Companies Registry in England and Wales.  Accordingly the Scheme is now effective and all shares of lastminute.com held by persons other than Travelocity Europe Limited have been cancelled.   lastminute.com’s proposal to redeem its EUR102,582,000 6% Convertible Bonds due 2008 (the “Bonds”) for EUR 1,116.58 per EUR 1,000 principal amount of Bonds on 3rd August, 2005 is also unconditional now that the Scheme is effective.  The acquisition price payable for the shares in lastminute.com and the redemption price payable in respect of the Bonds equates to an equity value of approximately £577M (approximately $1,020M) and an enterprise value of approximately £584 million (approximately $1,034M), including gross debt of approximately £79 million (approximately $138M) and estimated cash at bank in hand of approximately £72 million (approximately $125M).  lastminute.com’s shares have been de-listed from the UKLA Official List and withdrawn from trading on the London Stock Exchange.

On May 12, 2005, Sabre Inc., the principal operating subsidiary of the Company, entered into an $800 million, unsecured, multi-draw bridge loan agreement (the “Bridge Facility”) by and among itself, as the borrower, Morgan Stanley Senior Funding, Inc., as the Administrative Agent and Syndication Agent, and Morgan Stanley Senior Funding, Inc. and Bear, Stearns & Co., Inc., as Joint Lead Arrangers and Joint Book Managers.  The Bridge Facility, which matures on August 12, 2006, was obtained in order to provide temporary financing in connection with the acquisition of lastminute.com and to satisfy legal requirements for certainty of funding for the acquisition.  The Company intends to use approximately $359 million in cash ($234 million, net of cash acquired) and $800 million in borrowings under the Bridge Facility in order to fund amounts due in connection with completing the acquisition.

To replace the Bridge Facility, the Company is considering various long-term financing arrangements, which may or may not include a combination of debt, cash, equity or equity-like securities.  It is the Company’s intention to structure permanent financing in a way that will preserve our investment grade credit ratings.

The Company engaged Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Senior Funding, Inc., as its financial advisor for the acquisition of lastminute.com.

Item 7.01.      Regulation FD Disclosure.

On July 20, 2005, the Company issued the news release attached as Exhibit 99.1 hereto announcing the effectiveness of the Scheme of Arrangement to acquire lastminute.com.

Item 9.01.      Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K are not included in this report. The Company expects to file the required financial statements by October 5, 2005.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this report. The Company expects to file the required pro forma financial information by October 5, 2005.

(c) Exhibit(s)

Exhibit	Description
2.1	Form of Implementation Agreement dated as of May 12, 2005 between Sabre Inc., Travelocity Europe Limited and lastminute.com plc

2.2	Form of Scheme of Arrangement dated as of June 6, 2005 between Sabre Inc., Travelocity Europe Limited and lastminute.com plc

2.3	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc 2000 Approved Executive Share Option Scheme and 2000 Unapproved Executive Share Option Scheme

2.4	Form of Letter dated as of June 8, 2005 to holders of out-of-the-money options granted under the lastminute.com plc 1999 Unapproved Executive Share Option Scheme

2.5	Form of Letter dated as of June 8, 2005 to Mr. A. Leighton in respect of options granted under the Non-Executive Scheme

2.6

Form of Letter dated as of June 8, 2005 to holders of out-of-the-money options granted under the lastminute.com plc 2000 Approved Executive Share Option Scheme and 2000 Unapproved Executive Share Option Scheme

2.7	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc 1998 Unapproved Executive Share Option Scheme and 1999 Unapproved Executive Share Option Scheme

2.8	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc Sharesave Scheme

2.9	Form of Bondholder Circular dated as of June 6, 2005

99.1	News Release Reporting the Effectiveness of the Scheme of Arrangement to Acquire lastminute.com plc., issued by Sabre Holdings Corporation on July 20, 2005

PLEASE NOTE:  Exhibits 2.1 through 2.9 of this report are provided to disclose the material terms and conditions of those exhibits.  The exhibits contain contractual representations, warranties, covenants and other statements (collectively, “statements”) made as of the dates specified in the exhibits, and information may have changed since the dates specified.  Certain statements may not be accurate or complete because they may have been intended as allocations of risk between the parties, rather than as expressions of fact or projections.  Certain of the statements may be qualified by contractual standards of materiality that differ from the standard of materiality under U.S. federal securities laws.  Moreover, a party may have provided, or may later provide, confidential information that qualifies or supersedes the statements in the exhibits, which information the Company does not intend to disclose publicly.  Therefore, you should not rely on any of the statements contained in exhibits 2.1 through 2.9 as expressions of fact or projections about Sabre Holdings or lastminute.com.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about the permanent financing for the acquisition of lastminute.com, the Company’s future credit rating or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was filed. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties inherent in the integration of the acquired business (such as ensuring the effectiveness of the design and operation of the internal and disclosure controls of the business to be acquired), in securing long-term financing for the proposed transaction, or in competition within the European marketplace from established or emerging competitors. Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: July 20, 2005
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit(s)

Exhibit	Description
2.1	Form of Implementation Agreement dated as of May 12, 2005 between Sabre Inc., Travelocity Europe Limited and lastminute.com plc

2.2	Form of Scheme of Arrangement dated as of June 6, 2005 between Sabre Inc., Travelocity Europe Limited and lastminute.com plc

2.3	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc 2000 Approved Executive Share Option Scheme and 2000 Unapproved Executive Share Option Scheme

2.4	Form of Letter dated as of June 8, 2005 to holders of out-of-the-money options granted under the lastminute.com plc 1999 Unapproved Executive Share Option Scheme

2.5	Form of Letter dated as of June 8, 2005 to Mr. A. Leighton in respect of options granted under the Non-Executive Scheme

2.6

Form of Letter dated as of June 8, 2005 to holders of out-of-the-money options granted under the lastminute.com plc 2000 Approved Executive Share Option Scheme and 2000 Unapproved Executive Share Option Scheme

2.7	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc 1998 Unapproved Executive Share Option Scheme and 1999 Unapproved Executive Share Option Scheme

2.8	Form of Letter dated as of June 8, 2005 to holders of options granted under the lastminute.com plc Sharesave Scheme

2.9	Form of Bondholder Circular dated as of June 6, 2005

99.1	News Release Reporting the Effectiveness of the Scheme of Arrangement to Acquire lastminute.com plc., issued by Sabre Holdings Corporation on July 20, 2005